                                                                  EXHIBIT 10.176

                           PURCHASE AND SALE AGREEMENT


         THIS PURCHASE AND SALE AGREEMENT (the "Agreement") for the convenience of the parties hereto dated as of November 26, 1997, but effective upon the Closing Date, is entered into by and among the CUSHING MUNICIPAL AUTHORITY, an Oklahoma Public Trust (the "Authority"), and CORRECTIONS CORPORATION OF AMERICA, a Tennessee corporation ("CCA").

                               W I T N E S S E T H:

         WHEREAS, CCA desires to purchase the Facility, and the Authority desires to sell the Facility to CCA and to use the proceeds therefrom in furtherance of its government purposes; and,

         WHEREAS, the parties desire to set forth in this Agreement the terms and provisions relating to said purchase and sale.

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) cash in hand paid by CCA to the Authority, receipt thereof is hereby acknowledged by the Authority, and for other good and valuable consideration, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         In each and every place in and throughout this Agreement, whenever the following terms, or any of them are used, unless the context shall clearly indicate another or different meaning or intent, they shall have the following meanings:

         "Bank" shall mean First Union National Bank of North Carolina, in its capacity as issuer of the Letter of Credit.

         "Bonds" or "1996 Bonds" shall mean the Cushing Municipal Authority Correctional Facility Revenue Bonds, Series 1996 in the aggregate principal amount of $36,070,000 issued by the Authority pursuant to the terms and provisions of that certain Bond Indenture (the "Indenture"), dated as of October 1, 1996, between the Authority and Liberty Bank and Trust Company of Oklahoma City, National Association, as Trustee (the "Trustee").

         "Closing" or "Closing Date" shall mean the date that the consideration under Section 2.3(i) and (ii) is paid by CCA and the Authority conveys the Facility to CCA, but in no event later than December 1, 1997, unless otherwise mutually agreed to by the parties.

         "Facility" shall mean the real property, easements, fixtures, personal property and incorporeal hereditaments located on the Land, and any additions or improvements thereto, including the Cimarron Correctional Facility, a 500-cell medium security correctional facility constructed and placed thereon.

         "Land" shall mean the real property comprising approximately 71 acres and located in the City of Cushing, Payne County, Oklahoma, described on Exhibit A, attached hereto and incorporated herein, and upon which the Facility is constructed.

         "Letter of Credit" shall mean that certain Letter of Credit dated the date of issuance of the Bonds issued by the Bank in the maximum amount of $36,761,753.42.

         "Management Agreement" shall mean the Management Services Agreement dated as of April 1, 1996, by and between CCA and the Authority pertaining to the operation and management of the Facility by CCA, including any amendments or supplements thereto.

         "Reimbursement Agreement" shall mean the Reimbursement and Credit Agreement dated as of October 1, 1996, between the Authority and CCA, and any amendments and supplements thereto.

         "Training Services Agreement" means the Training Services Agreement dated as of October 1, 1996, by and between CCA and the Authority pertaining to the pretraining and preparation relating to the Facility, including any amendments or supplements thereto.

                                   ARTICLE II

                             CONVEYANCE OF FACILITY

         2.1 Conveyance. (a) On the Closing Date, and upon payment by CCA to or on behalf of the Authority of the consideration set out in Section 2.3(i) and
(ii) below, the Authority will convey to CCA the Land, buildings and improvements comprising the Facility by Warranty Deed, in the same form attached hereto as Exhibit B, and the machinery, equipment and other items of personal property comprising the Facility by Bill of Sale and Assignment, in the same form attached hereto as Exhibit C. The Bill of Sale and Assignment will include an assignment of all right, title and interest of the Authority under (i) the Monitor Agreement, dated as of August 29, 1995, between the Authority and Norris & Associates, Inc., and (ii) the Marketing Services Agreement, dated as of August 29, 1995, between the Authority and Capitol Consultants relating to the Facility, and an assumption by CCA of all obligations of the Authority under said agreements from and after the Closing.

                  (b) CCA may obtain, at its option and at its expense, (i) an owner's title insurance commitment from a title insurance company of its choice to issue a title insurance policy insuring marketable fee simple title to the Facility to CCA, which will contain only those title exceptions described in the Warranty Deed attached hereto as Exhibit B, (ii) an as-built survey for the Facility prepared by an Oklahoma registered land surveyor of its choice, which will disclose no matters affecting the Facility other than those described in the Warranty Deed attached hereto as Exhibit B, (iii) a Phase I environmental site assessment report for the Facility from an environmental engineer of its choice, which will disclose no adverse or material environmental matters affecting the Facility other than those matters caused or created by CCA, and/or
(iv) a going concern appraisal. The

Authority agrees to execute and deliver to the title company issuing said title insurance policy on or before the Closing such resolutions, consents, notices and title affidavits and certifications reasonably requested or customarily required by the title company in order to enable the title company to issue its title policy to CCA, upon payment of the premium therefor, without title exceptions or requirements other than those title exceptions contained in the Warranty Deed attached hereto as Exhibit B and with the standard preprinted title exceptions deleted therefrom.

         2.2 Exclusions from Conveyance. (i) It is specifically acknowledged and agreed by the parties that CCA is not acquiring the rights to the Authority's inmate pay telephone service agreement relating to the Facility, or to any renewals or replacements thereof entered into by the Authority, as part of this transaction. CCA agrees to allow the Authority and the vendor under the inmate pay telephone service agreement with the Authority access to the inmate pay telephone equipment in the Facility during normal business hours upon reasonable notice to operate, maintain and repair the equipment.

                  (ii) On the Closing Date, CCA agrees to convey to the Authority a Utility Easement and a Roadway Easement in the same forms attached hereto as Exhibit D. It is specifically acknowledged and agreed by the parties that CCA is not acquiring the electric poles, electric lines and appurtenances, water lines and sewer lines which are physically located within such Utility Easement or Roadway Easement.

         2.3 Consideration. (i) On the Closing Date, CCA will pay to the Authority the amount of One Million Five Hundred Thousand Dollars ($1,500,000) by cashier's or certified check or wire transfer funds, subject to the prorations set forth in Section 2.4.

                  (ii) As additional consideration to the Authority hereunder, on the Closing Date, CCA will reimburse the Bank the amount paid by the Bank under the Letter of Credit to the Trustee in order to prepay, in full, the principal amount of the 1996 Bonds, without premium, plus accrued interest through and including the Closing Date. The foregoing payment by CCA shall be without any reimbursement by the Authority to CCA under the Reimbursement Agreement, which reimbursement obligation of the Authority CCA forgives, releases and forever discharges the Authority from and after the Closing. On the Closing Date, the Authority will provide written instructions to the Trustee directing the Trustee to pay to CCA the amount of all surplus funds held by the Trustee under the Indenture as an additional management fee to CCA under the Management Agreement.

                  (iii) As additional consideration to the Authority hereunder, CCA agrees that the Authority shall be the sole provider of the following utility services for the Facility: electric, water, sewer and gas; provided that the amount charged by the Authority for gas shall not exceed the best applicable rate published by Arkansas Louisiana Gas Company for customers of similar size and usage; and provided further the amount charged by the Authority for electric, water and sewer services shall not be greater than the rates charged by the Authority to other commercial customers of similar size and usage.

                  (iv) The Authority and CCA each acknowledge and agree that the consideration for the Facility set forth herein was negotiated by the parties at arms length. CCA represents that the consideration for the Facility is a fair price offered by CCA after examination of the cost of other like facilities in the marketplace, and that CCA is under no obligation to purchase. The Authority represents that the consideration for the Facility is a fair price agreed to by the Authority after reasonable investigation and calculation, and that the Authority is under no obligation to sell.

         2.4 Prorations. Real estate taxes with respect to the Land shall be prorated to the Closing Date. The Authority will pay any special assessments maturing with respect to the Land to the date of Closing, and special assessments, if any, maturing on or after the date of Closing shall be paid by CCA.

         2.5 Closing Costs. CCA will pay (i) the recording costs and transfer taxes to record the Warranty Deed, (ii) the premium for the owner's title insurance policy issued to CCA, (iii) the cost of the as-built survey, the Phase I environmental site assessment report and the going concern appraisal obtained by CCA, (iv) the legal expenses of J. Stewart Arthurs, as counsel to the Authority, and J. Scott Brown, as bond counsel, and (v) the expense to calculate as provided in the Indenture the rebate amount of earnings, if any, due to the federal government, and the rebate amount of earnings, if any, determined by such calculation to be owed to the federal government.

         2.6 Termination of Agreements. Upon and after the Closing, the Management Agreement and the Training Services Agreement shall each terminate and shall be of no further force or effect; provided, however, that (i) the fees due to CCA under the Management Agreement for services provided by CCA prior to the Closing shall be billed, collected and paid to CCA as provided in the Management Agreement and (ii) the indemnification provisions contained in the Management Agreement shall continue in full force and effect with respect to any act or cause of action occurring or accruing prior to the Closing. The Authority agrees to authorize and direct the Trustee under the Indenture to pay to CCA any amounts received by the Trustee subsequent to the Closing from any Transferring Entities (as defined in the Management Agreement) for services provided by the Authority or CCA prior to the Closing. The Authority agrees to assist and to cooperate in good faith with CCA in connection with the billing, collection and payment of all such fees, and agrees to promptly remit to CCA any payments it receives for such fees. Notwithstanding the foregoing, CCA acknowledges and agrees that the obligation of the Authority to make any payments under the Management Agreement shall be limited and special obligations of the Authority payable solely from the amounts received from the Transferring Entities (as defined in the Management Agreement) and shall never become a debt or obligation of any trustee, employee or officer of the Authority.

         2.7 Further Assurances/Cooperation. CCA and the Authority each agree to cooperate in good faith with each other and to execute and deliver in connection with the Closing such other and further agreements, documents and instruments as may be reasonably necessary or required in order to fully consummate the transactions contemplated by this Agreement.

                                   ARTICLE III

                                 REPRESENTATIONS

         3.1 Representations and Covenants by CCA. CCA makes the following representations as the basis for the undertakings on its part herein contained and hereby covenants and agrees:

                  (a) CCA is a corporation duly incorporated under the laws of Tennessee and is qualified to do business in and is in good standing in Oklahoma.

                  (b) Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or result in a breach of any of the terms, conditions or provisions of any corporate restriction or any agreement or instrument to which CCA is now a party or by which it is bound, or constitute a default under any of the foregoing, or result in the creation or imposition of any prohibited lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of CCA under the terms of any instrument or agreement.

                  (c) CCA has full power and authority to execute and deliver this Agreement and upon such execution and delivery, said document shall be valid and legally binding against CCA in accordance with its terms.

         3.2 Representations by the Authority. The Authority has been duly created and is existing under the laws of the State of Oklahoma and under the Trust Indenture creating the Authority it has the power to enter into the transactions contemplated by, and to carry out its obligations under, this Agreement and will do or cause to be done all things necessary to keep the Authority in existence and in good standing so long as necessary for the purposes thereof. The Authority is not in default under any of the provisions contained in its Trust Indenture or in the laws of Oklahoma or in any other instrument by which it is bound. By proper action of its Trustees, the Authority has been duly authorized to execute, deliver and perform this Agreement, the Warranty Deed attached hereto as Exhibit B, and the Bill of Sale and Assignment attached hereto as Exhibit C.

                                   ARTICLE IV

                                  MISCELLANEOUS

         4.1 Successors and Assigns. All terms, provisions, conditions, covenants, warranties and agreements contained herein shall be binding upon the successors and assigns of both the Authority and CCA and all such terms, provisions, conditions, covenants, warranties and agreements shall likewise inure to the benefit of everyone who may at any time be a beneficiary hereunder.

         4.2 Preservation and Inspection of Documents. All documents received by CCA or the Authority under the provisions of this Agreement shall be retained in its possession and shall be subject at all reasonable times to the inspection of CCA and the Authority and their agents and their representatives, any of whom may make copies thereof under such reasonable terms and regulations as the holder of such documents may set out.

         4.3 Parties Interested Herein. Nothing in this Agreement expressed or implied is intended or shall be construed to confer upon, or to give to, any person or corporation, other than the Authority or CCA, any right, remedy or claim under or by reason of this Agreement or any covenant, condition or stipulation thereon.

         4.4 Severability of Invalid Provisions. If any one or more of the covenants or agreements provided in this Agreement on the part of the parties hereto to be performed should be contrary to law, then such covenant or covenants or agreement or agreements shall be deemed severable from the remaining covenants and agreements, and shall in no way affect the validity of the other provisions of this Agreement.

         4.5 Consents and Approvals. Whenever the written consent or approval of any party hereto shall be required under the provisions of this Agreement, such consent or approval shall not be unreasonably withheld or delayed.

         4.6 Notices, Demands and Requests. All notices, demands and requests to be given or made hereunder to or by the parties shall be in writing and shall be properly made if delivered personally, or sent by registered or certified mail, or by a nationally recognized express courier service, all charges prepaid, to the other party at the address set forth below, or at such other address as may hereafter be provided in writing. The date of personal delivery, or the date of mailing or of delivery to such nationally recognized express courier service, as the case may be, shall be the date of such notice, demand or request:

               (a)      AUTHORITY

                        Cushing Municipal Authority
                        City Hall
                        P. O. Box 311
                        Cushing, Oklahoma  74023-0311
                        Attn:   Chairman

               (b)      CCA

                        Doctor R. Crants
                        Chairman and Chief Executive Officer
                        Corrections Corporation of America
                        10 Burton Hills Boulevard
                        Nashville, Tennessee  37215

         4.7 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         4.8 Applicable Law. This Agreement shall be governed exclusively by the applicable laws of the State of Oklahoma.

         4.9 Section Headings Not Controlling. The headings of the several sections of this Agreement have been prepared for convenience of reference only and shall not control, affect the meaning of, or be taken as an interpretation of any provision of this Agreement.

         4.10 Amendment. This Agreement may only be amended by mutual agreement in writing signed between the parties.

         4.11 Entire Agreement. The foregoing represents the entire agreement between the parties.

         4.12 Survival. It is understood and agreed by the parties hereto that whether or not it is specifically so provided herein, any term or provision of this Agreement, which by its nature or effect is required to be kept, observed or performed after the Closing and conveyance of title, shall not be merged therein, but shall be and remain binding upon and for the benefit of the parties hereto until fully kept, observed or performed.

         4.13 Broker and Commission. CCA and the Authority each warrant to the other than no broker has been involved in the transactions set forth in this Agreement, and each will indemnify and hold the other party harmless from any claims for broker commissions arising from such party's actions.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by its duly authorized officers all as of the day and year first above written.

(SEAL)                                  CUSHING MUNICIPAL AUTHORITY

ATTEST:
                                        /s/ Joe R. Manning, Jr.
                                        -----------------------------------
                                        Joe R. Manning, Jr., Chairman
/s/ Albertein Flint
-----------------------------
Secretary


                                        CORRECTIONS CORPORATION OF
                                        AMERICA


                                        By: /s/ Doctor R. Crants
                                            -------------------------------
                                        Title: Chairman & CEO
                                               ----------------------------

STATE OF OKLAHOMA       )
                        ) SS
COUNTY OF PAYNE         )

         The foregoing instrument was acknowledged before me this 1st day of December, 1997, by Joe R. Manning, Jr., Chairman of Cushing Municipal Authority, a public trust, on behalf of said Authority.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                            /s/ Brenda D. Butcher
                                            ---------------------------------
                                            Notary Public
My Commission Expires:
      9-9-2001
----------------------

STATE OF TENNESSEE     )
                       ) SS
COUNTY OF DAVIDSON     )

         The foregoing instrument was acknowledged before me this 26th day of November, 1997, by Doctor R. Crants, the Chairman & CEO of Corrections Corporation of America, on behalf of said corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                        /s/ Carole M. Maxson
                                        -------------------------------------
                                        Notary Public
My Commission Expires:
     9/23/2000
----------------------

                                    EXHIBIT A

                            (Real Estate Description)
                        (Cimarron Correctional Facility)


A tract, piece or parcel of land in the Southwest Quarter (SW/4) of Section Sixteen (16), Township Seventeen (17) North, Range Five (5) East of the Indian Meridian, Payne County, State of Oklahoma, more particularly described as follows: Beginning at a 40D nail for the SW corner of said SW/4; thence N 89(degree)17'22" E, along the South line of said SW/4 a distance of 2595.89 feet to a 1/2 inch iron pin at the SE corner of said SW/4; thence N 01(degree)23'02" W a distance of 986.67 feet to a 1/2 inch iron pin at the NE corner of the S1/2 of the NE/4, SE/4, SW/4; thence S 89(degree)25'49" W a distance of 646.01 feet to a 1/2 inch iron pin at the NW corner of S/2, NE/4, SE/4, SW/4; thence N 01(degree)12'40" W a distance of 329.41 feet to a 1/2 inch iron pin at the NE corner of the W/2, SE/4, SW/4; thence S 89(degree)28'39" W a distance of 645.02 feet to a 1/2 inch iron pin at the NE corner of the SW/4, SW/4; thence S 81(degree)44'00" W a distance of 1301.39 feet to a 40D nail on the West line of said SW/4; thence S 00(degree)41'45" E, along the West line of said SW/4 a distance of 1148.57 feet to the point or place of beginning.

                                    EXHIBIT B

                                  WARRANTY DEED

                                    EXHIBIT C

                           BILL OF SALE AND ASSIGNMENT


STATE OF OKLAHOMA             ss.
                              ss.        KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF _________________   ss.

THAT, CUSHING MUNICIPAL AUTHORITY, a duly formed Public Trust of the State of Oklahoma, acting by and through its trustees ("Grantor" or "Seller"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to it in hand paid by CORRECTIONS CORPORATION OF AMERICA, a Tennessee corporation ("Grantee" or "Purchaser"), to the extent legally permissible, has GRANTED, SOLD, ASSIGNED, TRANSFERRED, CONVEYED, and DELIVERED and does by these presents GRANT, SELL, ASSIGN, TRANSFER, CONVEY, and DELIVER unto the said Purchaser, all of Seller's right, title and interest in and to the following described properties, rights, and interests (the "Personal Property"), located on or about that certain land described on Exhibit A, attached hereto and incorporated herein for all purposes, or the buildings, improvements, structures and fixtures thereon (the "Real Property"), or used in connection with the operation thereof:

                  All permits, licenses (but excluding Seller's business and operating licenses), approvals, entitlements and other government, quasi-government and non-government authorizations including, without limitation, certificates of use and occupancy, required in connection with the ownership, planning, development, construction, use, operation or maintenance of the Real Property, to the extent the same are assignable by Seller, any leases, contract rights, loan agreements, mortgages, easements, covenants, restrictions or other agreements or instruments affecting all or a portion of the Real Property or Personal Property, to the extent the same are assignable by Seller, and other intangible property or any interest therein owned or held by Seller in connection with the Real Property, including all rights to use the trade name applicable to the Real Property, and zoning rights related to the Real Property, or any part thereof, and Seller's accounts receivable relating to the Real Property, to the extent the same are assignable by Seller; provided, however, such Personal Property shall not include the general corporate trademarks, trade names (except as set forth above), service marks, logos or insignia or the books and records of Seller and Seller's business and operating licenses for the facilities on the Real Property.

                  All warranties and guaranties with respect to the Real Property or Personal Property, whether express or implied, which Seller now holds or under which Seller is the beneficiary, to the extent the same are assignable by Seller.

                  All site plans, surveys, soil and substrata studies, architectural drawings, plans and specifications, engineering plans and studies, floor plans, landscape plans, Americans with Disabilities Act compliance reports, environmental reports and studies, professional inspection reports, construction and/or architect's reports or certificates, feasibility studies, appraisals, and other similar plans and studies that relate to the Real Property, to the extent the same are assignable by Seller.

                  That certain Monitor Agreement, dated as of August 29, 1995, between the Seller and Norris & Associates, Inc., and that certain Marketing Services Agreement, dated as of August 29, 1995, between the Seller and Capitol Consultants.

                  All furnishings, equipment, tools, machinery, fixtures, appliances, and all other tangible personal property located on or about the Real Property or used in connection with the operation thereof which is owned by Seller including, but not limited to, all those items of tangible personal property described on Exhibit B, attached hereto and incorporated herein for all purposes.

         THERE IS EXPRESSLY EXCLUDED FROM THE PERSONAL PROPERTY THE
FOLLOWING: (i) all those items of tangible and intangible personal property described on Exhibit C, attached hereto and incorporated herein for all purposes, (ii) personal property owned by employees of Seller and personal property owned by inmates housed at the Real Property, and (iii) except as otherwise specifically provided herein, all management, service and operating agreements and contracts entered into by Seller with respect to the Real Property or the Personal Property, including, but not limited to, agreements and contracts to house inmates at the Real Property and the inmate pay telephone service agreement relating to the Real Property, including any renewals or replacements thereof entered into by the Seller.

         TO HAVE AND TO HOLD the Personal Property unto the said Purchaser, its successors and assigns, forever, and Seller does hereby bind itself and its successors to warrant and forever defend, all and singular, title to the said Personal Property unto the said Purchaser, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof by, through or under Seller, but not further or otherwise.

         Seller and its successors hereby warrants, represents, covenants and agrees with Purchaser as follows:

         (i) That Seller is the owner of the Personal Property, which Personal Property is free and clear of any and all liens, security interests, or other encumbrances;

         (ii) That Seller shall indemnify and hold harmless Purchaser from and against any and all liability, loss, damage, cost or expense, including reasonable attorneys' fees, which Purchaser may suffer or incur by reason of any act or cause of action occurring or accruing prior to the effective date hereof and arising out of the ownership and/or operation of the Real Property or the Personal Property, except for any liability, loss, damage, cost or expense arising out of the actions or omissions of the Purchaser and except for any matters which Purchaser has agreed to indemnify and hold the Seller harmless from and against as set forth in that certain Management Services Agreement dated as of April 1, 1996, between the Seller and Purchaser.

         Purchaser and its successors and assigns hereby warrant, represent, covenant and agree with Seller that Purchaser shall indemnify and hold harmless Seller from and against any and all liability, loss, damage, cost or expense, including reasonable attorneys' fees, which Seller may suffer or incur by reason of any act or cause of action occurring or accruing subsequent to the effective date hereof and arising out of the ownership and/or operation of the Real Property or the Personal Property, except any liability, loss, damage, cost or expense arising out of the actions or omissions of the Seller.

         The agreements, covenants, warranties and representations herein set forth shall be binding upon and shall inure to the benefit of Seller and Purchaser and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale and Assignment to be executed by its duly authorized officers effective as of December 1, 1997.

                                        SELLER:

                                        CUSHING MUNICIPAL AUTHORITY


                                        -------------------------------------
(SEAL)                                  Joe R. Manning, Jr., Chairman

ATTEST:

------------------------------
Secretary

                                        PURCHASER:

                                        CORRECTIONS CORPORATION OF AMERICA


                                        By:
                                           ----------------------------------

                                        Title:
                                               ------------------------------

STATE OF OKLAHOMA         )
                          ) SS
COUNTY OF______________   )

         The foregoing instrument was acknowledged before me this _____ day of _____________, 1997, by Joe R. Manning, Jr., Chairman of Cushing Municipal Authority, a public trust, on behalf of said Authority.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                       -------------------------------------
                                       Notary Public
My Commission Expires:

----------------------



STATE OF ________________  )
                           ) SS
COUNTY OF _______________  )

         The foregoing instrument was acknowledged before me this _____ day of ______________, 1997, by ____________________________, the
________________________________ of Corrections Corporation of America, on behalf of said corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                       -------------------------------------
                                       Notary Public
My Commission Expires:

---------------------

                    Exhibit A to Bill of Sale and Assignment

                              Property Description

         A tract, piece or parcel of land in the Southwest Quarter (SW/4) of Section Sixteen (16), Township Seventeen (17) North, Range Five (5) East of the Indian Meridian, Payne County, State of Oklahoma, more particularly described as follows: Beginning at a 40D nail for the SW corner of said SW/4; thence N 89(degree)17'22" E, along the South line of said SW/4 a distance of 2595.89 feet to a 1/2 inch iron pin at the SE corner of said SW/4; thence N 01(degree)23'02" W a distance of
         986.67 feet to a 1/2 inch iron pin at the NE corner of the S1/2 of the NE/4, SE/4, SW/4; thence S 89(degree)25'49" W a distance of 646.01 feet to a 1/2 inch iron pin at the NW corner of S/2, NE/4, SE/4, SW/4; thence N 01(degree)12'40" W a distance of 329.41 feet to a 1/2 inch iron pin at the NE corner of the W/2, SE/4, SW/4; thence S 89(degree)28'39" W a distance of 645.02 feet to a 1/2 inch iron pin at the NE corner of the SW/4, SW/4; thence S 81(degree)44'00" W a distance of 1301.39 feet to a 40D nail on the West line of said SW/4; thence S 00(degree)41'45" E, along the West line of said SW/4 a distance of 1148.57 feet to the point or place of beginning, a tract to contain
         70.926 acres more or less.

                    Exhibit B to Bill of Sale and Assignment

                           Items of Personal Property


         See Exhibit B-1 to Bill of Sale and Assignment, attached hereto and incorporated herein. Seller and Purchaser agree to attach as Exhibit B to this Bill of Sale and Assignment an updated schedule of the items of tangible personal property as soon as the same is completed, and when so attached such schedule shall be deemed a part of this Bill of Sale and Assignment.

                   Exhibit B-1 to Bill of Sale and Assignment

                           Items of Personal Property

                    Exhibit C to Bill of Sale and Assignment

                       Seller's Excluded Personal Property



Asset Number                       Vendor                  Description
------------                       ------                  -----------



                                      NONE